AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, new funds will be added to the JNL/S&P Funds as outlined below:

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             JNL/S&P Moderate Retirement Strategy Fund
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          JNL/S&P Moderate Growth Retirement Strategy Fund
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              JNL/S&P Growth Retirement Strategy Fund
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                 JNL/S&P Disciplined Moderate Fund
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              JNL/S&P Disciplined Moderate Growth Fund
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                  JNL/S&P Disciplined Growth Fund
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     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser  for  the  services   provided  and  the  expenses  assumed  by  the
Sub-Advisor a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.


     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 16, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 16, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 16th day of January, 2007.

JACKSON NATIONAL ASSET                      STANDARD & POOR'S INVESTMENT
MANAGEMENT, LLC                             ADVISORY SERVICES LLC

By:_________________________________        By:________________________________
Name:  Andrew B. Hopping                    Name:______________________________
Title: President                            Title:_____________________________

                                   SCHEDULE A
                             DATED JANUARY 16, 2007

                                     (Fund)

                           JNL/S&P Managed Growth Fund
                        JNL/S&P Managed Conservative Fund
                      JNL/S&P Managed Moderate Growth Fund
                          JNL/S&P Managed Moderate Fund
                     JNL/S&P Managed Aggressive Growth Fund
                         JNL/S&P Retirement Income Fund
                          JNL/S&P Retirement 2015 Fund
                          JNL/S&P Retirement 2020 Fund
                          JNL/S&P Retirement 2025 Fund
                    JNL/S&P Moderate Retirement Strategy Fund
                JNL/S&P Moderate Growth Retirement Strategy Fund
                     JNL/S&P Growth Retirement Strategy Fund
                        JNL/S&P Disciplined Moderate Fund
                    JNL/S&P Disciplined Moderate Growth Fund
                         JNL/S&P Disciplined Growth Fund

                                   SCHEDULE B
                             DATED JANUARY 16, 2007

                                 (Compensation)

                           JNL/S&P Managed Growth Fund
                        JNL/S&P Managed Conservative Fund
                      JNL/S&P Managed Moderate Growth Fund
                          JNL/S&P Managed Moderate Fund
                     JNL/S&P Managed Aggressive Growth Fund
                         JNL/S&P Retirement Income Fund
                          JNL/S&P Retirement 2015 Fund
                          JNL/S&P Retirement 2020 Fund
                          JNL/S&P Retirement 2025 Fund
                    JNL/S&P Moderate Retirement Strategy Fund
                JNL/S&P Moderate Growth Retirement Strategy Fund
                     JNL/S&P Growth Retirement Strategy Fund
                        JNL/S&P Disciplined Moderate Fund
                    JNL/S&P Disciplined Moderate Growth Fund
                         JNL/S&P Disciplined Growth Fund


                 Assets                              Annual Rate
                 ------                              -----------
              $0 to $1.3 billion                       0.07%
              Next $1.2 billion                        0.05%
              Over $2.5 billion                        0.04%

The assets of the funds are aggregated for purposes of calculating the sub-advisory fee.